                               VIROPHARMA, INC.
                            1995 STOCK OPTION PLAN

1.      PURPOSE OF THE PLAN

        The purpose of the 1995 Stock Option Plan (the "Plan") is (i) to further the growth and success of ViroPharma, Inc. (the "Company") and its subsidiaries by enabling selected employees of, and consultants and advisors to, the Company and any such subsidiaries to acquire shares of Common Stock, $0.002 par value (the "Common Stock"), of the Company, thereby increasing their personal interest in such growth and success, and (ii) to provide a means of rewarding outstanding performance by such persons to the Company and/or its subsidiaries. Options granted under the Plan may be either "incentive stock options" ("ISOs"), intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options ("NSOs"). For purposes of the Plan, the terms "parent" and "subsidiary" shall mean "parent corporation" and "subsidiary corporation", respectively, as such terms are defined in Section 424(e) and (f) of the Code. Unless the context otherwise requires, an ISO or NSO shall hereinafter be referred to as an "Option".

2.      ADMINISTRATION OF THE PLAN

        A.      ADMINISTRATION

        The Plan shall be administered by the Board of Directors of the Company (the "Board"). Members of the Board who are eligible for Options or have been awarded Options may vote on any matters affecting the administration of the Plan or the award of any Options pursuant to the Plan, except that no such member shall act upon the award of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the award of Options to him.

        The Board may at any time appoint a committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe (the "Committee"). Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. In the event that the Company has a class of equity securities registered under the
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and unless the Board determines otherwise, from the effective date of such registration until six months after the termination of such registration, all awards of Options to eligible officers or directors of the Company shall be made solely by the Board, only if each member is a Disinterested Person (as defined in Rule 16(b)-3(c)(2)(i), as amended effective May 1,

1991 or thereafter, promulgated under Section 16 of the Exchange Act), or, otherwise, by a Committee of two or more directors, each of whom is a Disinterested Person (as such term is defined in Section 16 of the rules and regulations promulgated under the Exchange Act).

     The Board or the Committee shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Option, or any Option Agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board or the Committee to be necessary or appropriate to the administration of the Plan, any Option, or any Option Agreement entered into hereunder. Any acts reduced to or approved in writing by a majority of the members of the Board or the Committee or approved by majority vote of the Board members or the Committee members shall be the valid acts of the Board or the Committee, as the case may be. Any interpretation or construction by the Board or the Committee of any provision of the Plan, of any Option, or of any Option Agreement entered into hereunder shall be final and conclusive. No member of the Board or the Committee shall be liable of any action or determination made in good faith with respect to the Plan, any Option, or any Option Agreement entered into hereunder.

     B.     APPLICABILITY OF RULE 16B-3

     Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Exchange Act, and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

3.   SHARES OF STOCK SUBJECT TO THE PLAN

     A.     NUMBER OF SHARES

     Subject to the provisions of Section 9 (relating to adjustments upon changes in capital structure and other corporate transactions), the number of shares of Common Stock issued and delivered pursuant to the exercise of Options granted under the Plan, shall not exceed 1,200,000 shares. If and to the extent that Options granted under the Plan terminate expire or are canceled without having been fully exercised, new Options may be granted under the Plan with respect to the shares of Common Stock covered by the unexercised portion of such terminated, expired or canceled Options.

     B.     CHARACTER OF SHARES

     The shares of Common Stock issuable upon exercise of an Option granted under the Plan shall be (i) authorized but unissued shares of Common Stock, (ii) shares of Common Stock held in the Company's treasury or (iii) a combination of the foregoing.

     C.     RESERVATION OF SHARES

            The number of shares of Common Stock reserved for issuance under the Plan shall at no time be less than the maximum number of shares which may be purchased at any time pursuant to outstanding options.

4.   ELIGIBILITY

     A.     GENERAL

     Options may be granted under the Plan only to:

     (i) persons who are officers or employees of the Company or any of its subsidiaries at the time of grant; or

     (ii) persons who are consultants or advisors to the Company or any of its subsidiaries as the Board or the Committee shall determine and designate from time to time before the expiration or termination of the Plan, but subject to the provisions of the next following paragraph.

     Options granted to officers or employees of the Company or any of its subsidiaries shall be, in the discretion of the Board or the Committee, either ISOs or NSOs, and Options granted to consultants or advisors shall be NSOs only. Notwithstanding the foregoing, Options may be conditionally granted to persons who are prospective employees of the Company or any of its subsidiaries, provided, however, that any such grants shall become, by their terms, effective no earlier than the effective date of the grant under this Plan as determined by the Code, or, if determined by the Board or the Committee, the date on which such persons actually become employees, in each case as permitted under the Code.

     B.     EXCEPTIONS

     Notwithstanding anything contained in Section 4.a. to the contrary, no ISO may be granted under the Plan to an employee who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent, if any, or any of its subsidiaries, unless (A) the Option Price (as defined in Section 6) of the shares of Common Stock subject to such ISO is fixed at not less than 110% of the fair market value (as determined in accordance with Section 6 on the date of the grant) of such shares and (B) such ISO by its terms is not exercisable after the expiration of five years from the date that such ISO is granted.

5.      GRANT OF OPTIONS

        A.      GENERAL

        Options may be granted under the Plan at any time and from time to time on or prior to the Expiration Date (as defined in Section 13). Subject to the provisions of the Plan, the Board or the Committee shall have plenary authority, in its discretion, to determine:

        (i) the persons (from among the class of persons eligible under Section 4 to receive Options under the Plan) to whom Options shall be grated (the "Optionees");

        (ii)    the time or times at which Options shall be granted;

        (iii)   the number of shares subject to each Option;

        (iv) the Option Price of the shares subject to each Option, which price shall not be less than the minimum price under applicable state law, and, in the case of ISOs, shall be not less than the minimum specified in Section 4.b. or 6 (as applicable);

        (v) the time or times when each Option shall become exercisable and the duration of the exercise period; and

        (vi) any restrictions on sale and repurchase rights which shall be placed upon shares purchased upon exercise of an Option, as contemplated by
Section 10.b.

        B.      OPTION AGREEMENTS

        Each Option granted under the Plan shall be designated as an ISO or an NSO and shall be subject to the terms and conditions applicable to ISOs and/or NSOs (as the case may be) set forth in the Plan. In addition, each Option shall be evidenced by a written agreement (an "Option Agreement"), containing such terms and conditions and in such form, not inconsistent with the Plan, as the Board of Committee shall, in its discretion, provide. Such Option Agreements may differ among Optionees. Each Option Agreement shall be executed by the Company and the Optionee.

        C.      NO EVIDENCE OF EMPLOYMENT

        Nothing contained in the Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of his/her employment or engagement by the Company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary at any time to terminate such employment.

or engagement or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

6.      OPTION PRICE

        Subject to Section 9, the price (the "Option Price") at which each share of Common Stock subject to an Option granted under the Plan may be purchased shall be determined by the Board or the Committee at the time the Option is granted; provided, however, that the Option Price shall not be less than the minimum price under applicable state law, and, in the case of an ISO, such Option Price shall in no event be less than 100% (or, in the case of as ISO granted to a person described in Section 4.b., 110%) of the fair market value of such share of Common Stock, as determined by the Board or the Committee as set forth in this Section 6 (the "Fair Market Value"). In the event that the Common Stock is listed on an established national or regional stock exchange, is admitted to quotation on the National Association of Securities Dealers Automated Quotation (NASDAQ) System, or is publicly traded on an established securities market, the Board or the Committee shall use the closing price of the Common Stock on such exchange or system or in such market (the highest such closing price if there is more than one such exchange or market) on the trading date immediately before the Option is granted (or, if there is no such closing price, then the Board or the Committee shall use the mean between the highest bid and lowest asked prices or between the high and low prices on such date) to determine the Fair Market Value, or, if no sale of the Common Stock has been made on such day, on the next preceding day on which any such sale shall have been made. If the Common stock is not so listed, admitted, or traded, the Fair Market Value of the Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto that would be repurchased with the shares) shall be determined in good faith by a majority of the members of the Board or the Committee, based on a consideration of all relevant factors, including recent sale and offer prices in private transactions negotiated at arms length.

7.      EXERCISABILITY OF OPTIONS

        A.      COMMITTEE DETERMINATION

        Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or as determined by the Board or the Committee and set forth in the Option Agreement evidencing such Option. No Option granted to a person who is a "Reporting Person" for purposes of the Exchange Act, however, shall be exercisable during the first six months after the date of grant. Subject to the requirement in the immediately preceding sentence, if an Option is not at the time of grant immediately exercisable, the Board or the Committee may (i) in the Option Agreement evidencing such Option, provide for the acceleration of the exercise date or dates of the subject Option upon the occurrence of specified events, and/or (ii) at the time prior to the complete termination of an Option, accelerate the exercise date or dates of such Option.

     B.     AUTOMATIC TERMINATION OF OPTION

     The unexercised portion of any Option granted under the Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first to occur of the following:

     (i) the tenth anniversary of the date on which such Option is granted or, in the case of any ISO granted to a person described in Section 4.b., the fifth anniversary of the date on which such ISO is granted; and

     (ii) the expiration of such period of time or the occurrence of such event as the Board or the Committee in its discretion may provide in the Option Agreement evidencing such Option.

     Each Option granted under the Plan shall be exercisable, in whole or in part, at any time and from time to time, over a period commencing on or after the date vesting occurs, or if no vesting is provided, as of the date of grant and ending upon the expiration or termination of the Option, as the Board or the Committee shall determine and set forth in the Option Agreement relating to such Option or any amendment thereto. Without limiting the foregoing, any limitation or condition on the exercise of an Option contained in any Option Agreement may be rescinded, modified, or waived by the Board or the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

     Notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in an Option Agreement, no Options granted under the Plan shall be affected by any change of duties or position of the Optionee (including a transfer to or from the Company or one of its subsidiaries), provided that Optionee continues to be a director, officer, consultant or employee (as the case may be) of the Company or one of its subsidiaries, and provided further that if Optionee possesses ISOs prior to the change in duties, and is no longer deemed to be an employee (as determined by the Code) of the Company as a result of such change in duties, that Optionee exercises such ISOs within the time permitted by Section 422 of the Code.

     C.     LIMITATION ON OPTION

     Notwithstanding anything contained in the Plan to the contrary, an Option shall not be an ISO to the extent the aggregate Fair Market Value (as determined in accordance with Section 6 on the date of grant) of stock with respect to which incentive

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stock options are exercisable for the first time by such Optionee during any calendar year (under all such plans of the Company and its subsidiaries) exceeds $ 100,000.

        D.      PARACHUTE LIMITATIONS

        Notwithstanding any other provision of this Plan or of any other agreement contract, or understanding heretofore or hereafter entered into by the Optionee with the Company, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Plan"), if the Optionee is a "disqualified individual", as defined in Section 280G(c) of the Code, an Option held by that Optionee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Optionee under this Plan, all Other Agreements, and all Benefits Plans, would cause any payment or benefit to the Optionee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Optionee from the Company under this Plan, all Other Agreements, and all Benefit Plans would be less than the maximum after-tax amount that could be received by him/her without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payment, or benefits to or for the Optionee under any Other Agreement or any Benefit Plan would cause the Optionee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Optionee as described in clause
(ii) of the preceding sentence, then the rights, payments or benefits under this Plan shall be reduced or eliminated as may be necessary in order to avoid having the payment or benefit to the Optionee under this Plan be deemed to be a Parachute Payment.

8.     PROCEDURE FOR EXERCISE

        A.      PAYMENT

        At the time an Option is granted under the Plan, the Board or the Committee shall, in its discretion, specify one or more of the following forms of payment which may be used by an Optionee upon exercise of his/her Option:

        (i) cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the shares with respect to which the Option is being exercised;

        (ii) stock certificates (in negotiable form) representing shares of Common Stock having a Fair Market Value (as determined in accordance with Section 6 on the date of exercise) equal to the aggregate Option Price of the shares with respect to which the Option is being exercised; or

        (iii) a combination of the methods set forth in clauses (i) and (ii).

        B.    NOTICE

        An Optionee (or other person, as provided in Section 10.c) may exercise an Option granted under the Plan in whole or in part (but for the purchase of whole shares only), as provided in the Option Agreement evidencing his/her Option, by delivering a written notice (the "Notice") to the Secretary of the Company. The Notice shall:

        (i) state that the Optionee elects to exercise the Option and, if applicable, whether the Option being exercised is an ISO or an NSO;

        (ii) state the number of shares with respect to which the Option is being exercised (the "Optioned Shares");

        (iii) state the method of payment for the Optioned Shares (which method must be available to the Optionee under the terms of his/her Option Agreement);

        (iv) state the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of such Option under Section 7.b.), unless the Optionee encloses with the Notice cash, a check and/or stock certificates (as the case may be) representing the aggregate Option Price of such Optioned Shares;

        (v)    include any representation of the Optionee required pursuant to
Section 10.a.;

        (vi) in the event the Option is exercised pursuant to Section 10.c. by any person other than the Optionee, include evidence to the satisfaction of the Board or the Committee of the right of such person to exercise the Option with the Notice; and

        (vii) include such further provisions consistent with the Plan as the Board or the Committee may from time to time require.

        The exercise date of an Option shall be the date on which the Company received the Notice from the Optionee.

        Within 30 days of the exercise of the Option, the Optionee shall deliver to the Company a copy of any election filed by the Optionee with the Internal Revenue Service under Section 83(b) of the Code.

        C.      ISSUANCE OF CERTIFICATES

        The Company shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10.c.) for the Optioned Shares as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares. A separate stock certificate or separate stock certificates shall be issued for any share of Common Stock purchased pursuant to the exercise of an Option that is an ISO, which certificate or certificates shall not include any shares of Common Stock that were purchased pursuant to the exercise of an Option that is an NSO. All certificates representing the Optioned Shares shall be marked with the legend set forth in Section 10.a. and, if applicable, Section 10.b. Neither the Optionee nor any person exercising an Option in accordance with the provisions of Section 10.c. shall have any privileges as a stockholder of the Company with respect to any shares of stock subject to an Option granted under the Plan until the date of issuance of a stock certificate pursuant to this Section 8.c.

9.      ADJUSTMENTS

        A.      CHANGE IN STOCK

        If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the Effective Date, the number and kinds of shares for the acquisition of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject the unexercised portion of the outstanding Option but shall include a corresponding proportionate adjustment in the Option Price per share.

        B.      REORGANIZATION OR SALE OF ASSETS OR STOCK

        Upon the dissolution or liquidation of the Company, or upon a merger, consolidation, or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale or other transfer of substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board of Directors that results in any person or entity (other than persons who are shareholders of the Company at the time the Plan is approved by the shareholders and other than a corporation or other trade or business that is controlled by or under common control with the Company, determined in accordance with the principles of Sections 414(b) and 414(c) of the Code and the regulation thereunder) owning 80 percent or more of the combined voting power, or 80 percent or more of the total value, of all classes of stock of the Company, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such termination for the continuation of the Plan and/or the assumption of such Options theretofore granted, or for the substitution for such Option of new options covering the stock or a successor corporation, or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right (subject to the Plan's general limitations on exercise), immediately before the occurrence of such termination and during such period occurring before such termination as the Board or the Committee, in its sole discretion, shall determine and designate, to exercise such Option in whole or in part, subject to the limitations on the exercisability of an Option (including the acceleration of such exercisability) under Section 7.d. Unless the Board or the Committee otherwise provides in an Option Agreement for the imposition of such limitations on the exercisability of an Option, the Option may be exercised before termination without regard to any Installment limitation or other condition on exercise imposed pursuant to the terms of the Plan, but subject to the limitations on the exercisability of an Option (including the acceleration of such exercisability) under Section 7.d. The Board or the Committee shall send written notice of an event that will result in such a termination to all individuals who hold Option not later than the time at which the Company give notice thereof to its stockholders.

        C.      SPECIAL RULES

        The following rules shall apply in connection with Section 9.a. and 9.b. above:

        (i) no fractional shares shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to Section 9.a. and 9.b. shall be eliminated from the respective Options.

     (ii) no adjustment shall be made for cash dividends or the issuance to shareholders or rights to subscribe for additional shares of Common Stock or other securities.

     (iii) any adjustment referred to in Section 9.a. and 9.b. shall be made by the Board or the Committee in its sole discretion and shall be conclusive and binding on all persons holding Options granted under the Plan.

10.  RESTRICTION ON OPTIONS AND OPTIONED SHARES

     A.    COMPLIANCE WITH SECURITIES LAWS

     No Option shall be granted under the Plan, and no shares of Common Stock shall be issued and delivered upon the exercise of Options granted under the Plan, unless and until any applicable Federal or state registration, listing and/or qualification requirements and any other requirements of law or of any regulatory agencies having jurisdiction shall have been fully complied with, unless the Board or the Committee has received evidence satisfactory to it that a prospective Optionee may acquire such shares pursuant to an exemptioin from registration under the applicable securities laws. Any determination in this connection by the Board or the Committee shall be final, binding, and conclusive.

     The Committee, in its discretion, may, as a condition to the exercise of any Option granted under the Plan, require an Optionee to (i) represent in writing that the Option and the shares of Common Stock received upon exercise of an Option are being acquired for investment and not with a view to distribution and (ii) make such other representations and warranties as are deemed necessary or appropriate by counsel to the Company. Stock certificates representing unregistered shares of Common Stock acquired upon the exercise of Options shall bear the following legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

     B.     RIGHT OF FIRST REFUSAL; RIGHT OF FIRST OFFER

     The Board or the Committee, in its discretion, may provide in any Option Agreement that the Company and /or others shall have a right of first refusal or right of first offer on the sale or transfer of any shares of Common Stock issued upon exercise of an Option granted under the Plan, and /or rights of repurchase for such shares of Common Stock upon the termination of the Optionee's employment with or engagement by the Company, in the manner provided therein, such right of first refusal, right of first offer and/or right or repurchase to expire upon the consummation of the initial public offering of Common Stock registered under the Securities Act of 1933 (the "Securities Act"). Any certificate representing shares of Common Stock issued pursuant to an Option Agreement containing a right of first refusal, right of first offer and/or right of repurchase shall bear the following legend:

            THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RIGHTS OF REPURCHASE, AND THE TRANSFER OF SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED PURSUANT TO THE PROVISIONS SPECIFIED IN THE STOCK OPTION AGREEMENT DATED _______________ BETWEEN VIROPHARMA, INC. AND THE HOLDER OF THIS CERTIFICATE, AND NO TRANSFER OF
            THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTI-FICATE TO THE SECRETARY OF VIROPHARMA, INC."

     C.     NONASSIGNABILITY OF OPTION RIGHTS

     No Option granted under the Plan shall be assignable or otherwise transferable by the Optionee except by will or by the law of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee. Except as otherwise provided herein or in any Option Agreement entered into hereunder, upon the termination of an Optionee's employment or other relationship with the Company for any reason, Options exercisable on the date of termination of employment or such other relationship shall be exercisable by such Optionee (or in the case of the Optionee's death subsequent to termination of employment or such other relationship, by the Optionee's executor(s) or administrator(s)) for a period of three (3) months from the date of the Optionee's termination of employment or such other relationship. In the event an Optionee is rendered mentally or physically incapable of performing his or her assigned duties for a period of 90 consecutive days or longer, or for 90 days during any six-month period (a "Disability") or dies during his employment or engagement by the Company or any of its subsidiaries, or during any period specified in the Option Agreement following the date of termination of such employment or engagement, the Option shall thereafter be exercisable during the twelve (12) month period following the date of such Disability or death by his/her executors, administrators or legal representatives to the full extent to which such Option was exercisable by the Optionee at the time of his or her Disability or death. Notwithstanding the foregoing, if Optionee shall commence any employment or engagement during such 90 day period after the date of a termination other than due to Optionee's death or Disability, or during such 12 month period after the date of a termination due to Optionee's Disability, with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board or the Committee, all Options held by such Optionee which have not yet been exercised shall terminate immediately upon the commencement therof.

        D.      REPURCHASE RIGHTS

        In the event of termination for cause, the Company shall have the right to repurchase at the option exercise price (or such other amount as determined by the Board or the Committee) all or part the shares obtained as a result of the exercise of an Option and in the event of any other termination, the Company shall have the right to repurchase such shares at Fair Market Value as determined by the Board or the Committee in accordance with Section 6 above. To the extent consistent with terms of any option agreement, the Company may retain the right to assign its right to repurchase shares to any person, in which case the assignee shall have all rights and be entitled to all benefits with respect thereto afforded to the Company under this Plan and the relevant agreement.

11.     CANCELLATION AND NEW GRANT OF OPTIONS, ETC.

        The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an Option Price per share which may be higher than the Option Price per share of the canceled Option or
(ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an Option Price per share which may be lower or higher than the then-current exercise price per share of such outstanding Options.

12.     EFFECTIVE DATE OF PLAN

        This Plan shall become effective on the date (the "Effective Date") of its adoption by the Board; provided, however, that it shall become limited to a non-qualified stock option plan if the Plan is not approved by the holders of a majority of the Company's outstanding voting stock within one year (365 days) of its adoption by the Board. The

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Board may grant Options hereunder prior to approval of the Plan or any material amendments thereto by the holders of a majority of the Company's outstanding voting stock: provided, however, that any and all Options so granted automatically shall be converted into NSOs if the Plan is not approved by such stockholders within 365 days of its adoption or material amendment.

13.  EXPIRATION AND TERMINATION OF PLAN

     Except with respect to any Option then outstanding, the Plan shall expire on (i) the tenth anniversary of the date on which the Plan is adopted by the Board, (ii) the tenth anniversary of the date on which the Plan is approved by the shareholders of the Company, or (iii) the date as of which the Board, in its sole discretion, determines that the Plan shall terminate, whichever is the first to occur (the "Expiration Date"). Any Options outstanding as of the Expiration Date shall remain in effect until they have been exercised or have terminated or expired by their respective terms.

14.  AMENDMENT OF PLAN

     The Board may at any time prior to the Expiration Date modify and amend the Plan in any respect; provided, however, that the approval of the Company's shareholders by at least a majority of the votes cast at a duly held meeting of shareholders of the Company at which a quorum representing a majority of all the outstanding shares of voting stock of the Company is present, either in person or by proxy, and voting on the amendment or by written consent in accordance with applicable state law and certificate of incorporation of the Company, will be required for any amendment which (i) changes the class of persons eligible for the grant of Options, as specified in Section 4, (ii) increases (unless pursuant to Section 9) the maximum number of shares subject to Options granted under the Plan, as specified in Section 3, or (iii) materially increases benefits accruing to participants under the Plan, within the meaning of Rule 16b-3.

15.  DISQUALIFYING DISPOSITIONS

     If stock acquired by exercise of an ISO granted under the Plan is disposed of within two years following the date of grant of the ISO or one year following the transfer of the Optioned Shares to the Optionee (a "disqualifying disposition"), the holder of the Optioned Shares shall, immediately prior to such disqualifying disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

16.  WITHHOLDING TAXES

     a. The Company shall have the right to deduct from payments of any kind otherwise due to the Optionee any Federal, state or local taxes of any kind required by

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law to be withheld with respect to any shares issued upon exercise of Option under the Plan. At the time of exercise, the Optionee shall pay to the Company any amount that the Company may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Optionee may elect to satisfy such obligation, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the Optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares used to satisfy such withholding obligation shall be determined by the Company in the manner set forth in Section 6 above as of the date that the amount of tax to be withheld is to be determined. An Optionee who has made an election pursuant to this Section 16(a) may only satisfy his/her withholding obligation with shares of Common Stock which are not subject to any forfeiture, unfulfilled vesting, or other similar requirements.

     b. Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule under the Exchange Act.

17.  OTHER PROVISIONS

     Each option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board of Directors or the Committee, in its sole discretion. Notwithstanding the foregoing, each ISO granted under the Plan shall include those terms and conditions which are necessary to qualify the ISO as an "incentive stock option" within the meaning of Section 422 of the Code or the regulation thereunder and shall not include any terms or conditions which are inconsistent therewith.

18.  SEVERABILITY

     If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable an enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

19.  GOVERNING LAW

     The validity and construction of this Plan and the instrument evidencing the Options granted hereunder shall be governed by the laws of the Commonwealth of Pennsylvania.

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